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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                          Date of Report JULY 17, 1995


                      -----------------------------------


                                V.F. CORPORATION
               (Exact name of registrant as specified in charter)


   PENNSYLVANIA                    1-5256                   23-1180120
  (State or other                (Commission                (IRS Employer
  jurisdiction of                 File Number)              identification no.)
  incorporation)


                              1047 NORTH PARK ROAD
                             WYOMISSING, PA  19610
                    (Address of principal executive offices)


                                 (610) 378-1151
              (Registrant's telephone number, including area code)





                               Page 1 of 5 Pages
                            Exhibit Index on Page 4
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         (a) On July 17, 1995, V.F. Corporation (the "Company") replaced Ernst & Young LLP ("E & Y") as the principal accountants to audit the Company's financial statements, effective July 18, 1995. The action was approved by the Audit Committee of the Company's Board of Directors.

         E & Y's report on the Company's financial statements for fiscal years 1993 and 1994 did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         During fiscal years 1993 and 1994 and the interim period subsequent to fiscal year 1994, there were no disagreements between the Company and E & Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of E & Y, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         During fiscal years 1993 and 1994 and the interim period subsequent to fiscal year 1994, E & Y did not advise the Company (1) that the internal controls necessary for the Company to develop reliable financial statements do not exist, or (2) that information has come to E & Y's attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management, or (3)(A) of the need to expand significantly the scope of its audit, or that information has come to E & Y's attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to fiscal year 1994 (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause E & Y to be unwilling to rely on management's representations or be associated with the Company's financial statements, and (B) due to E & Y's dismissal, or for any other reason, E & Y did not so expand the scope of its audit or conduct such further investigations, or (4)(A) that information has come to E & Y's attention that it has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to fiscal year 1994 (including information that, unless resolved to E & Y's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (B) due to E & Y's dismissal, or for any other reason, the issue has not been resolved to E & Y's satisfaction prior to its dismissal.

         (b) On July 17, 1995, the Company engaged Coopers & Lybrand L.L.P. as the principal accountants to audit the Company's financial statements, effective July 18, 1995. The action was approved by the Audit Committee of the Company's Board of Directors. During fiscal years 1993 and 1994 and the interim period subsequent to fiscal year 1994, neither the Company nor anyone on its behalf consulted Coopers & Lybrand L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Coopers & Lybrand L.L.P.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)     Exhibit 16 - Letter re: change in certifying accountant.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        V.F. CORPORATION


                                        By: /s/ F. C. Pickard
                                            ----------------------------
                                            Frank C. Pickard III
                                            Vice President - Treasurer



                                        Date:  July 19, 1995
                                              --------------------------




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                                 EXHIBIT INDEX


Exhibit                                                                              Page
- -------                                                                              ----
16               Letter from Ernst & Young LLP dated July 19, 1995                     5
                 to the Commission





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